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                                                                     EXHIBIT 4.2

    COMMON STOCK              [LOGO OF ACTUATE]               COMMON STOCK

        NUMBER                     ACTUATE                        SHARES
         ACT

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS                                        SEE REVERSE SIDE FOR
  TRANSFERABLE IN                                           CERTAIN DEFINITIONS
   BOSTON, MA OR                                             AND A STATEMENT OF
   NEW YORK, NY                                             RIGHTS, PREFERENCES
                                                               AND PRIVILEGES

                                                             CUSIP 00508B 10 2

    THIS CERTIFIES THAT




    IS THE RECORD HOLDER OF


           FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK,
                             $0.001 PAR VALUE, OF

                         ACTUATE SOFTWARE CORPORATION

transferable on the books of the Corporation by the record holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Dan Gaudreau             [CORPORATE SEAL]       /s/ Nicholas C. Nierenberg
-----------------------                             ---------------------------
CHIEF FINANCIAL OFFICER                             CHIEF EXECUTIVE OFFICER




                                                   Countersigned and Registered:
                                                   BANKBOSTON, N.A.
                                                   Transfer Agent and Registrar

                                                   By /s/ signature
                                                     --------------------------
                                                        Authorized Signature

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A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or right as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM - as tenants in common   UNIF GIFT MIN ACT-.........Custodian.........
 TEN ENT - as tenants by the                         (Cust)           (Minor)
           entireties                               under Uniform Gifts to

 JP TEN  - as joint tenants with                    Minors Act..................
           right of survivorship                                   (State)
           and not as tenants in  UNIF TRF MIN ACT- .....Custodian (until age..)
           common                                   (Cust)
                                                    ......under Uniform Transfer
                                                    (Minor)
                                                    to Minors Act...............
                                                                    (State)

    Additional abbreviations may also be used though not in the above list.


    FOR VALUE RECEIVED, _____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY
 OR OTHER IDENTIFYING NUMBER
        OF ASSIGNEE

_____________________________

_____________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.

Dated ____________________________

                                           X
                                               --------------------------------
                                           X
                                               --------------------------------
                                      NOTICE:  THE SIGNATURE(S) TO THIS
                                               ASSIGNMENT MUST CORRESPOND WITH
                                               THE NAME(S) AS WRITTEN UPON THE
                                               FACE OF THE CERTIFICATE IN EVERY
                                               PARTICULAR, WITHOUT ALTERATION OR
                                               ENLARGEMENT OR ANY CHANGE
                                               WHATEVER.
Signature(s) Guaranteed

By_________________________________
THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM,
PURSUANT TO S.E.C. RULE 17Ad-15.